FINANCIAL INCOME (EXPENSES), NET (Tables)	12 Months Ended
Dec. 31, 2016
Other Income and Expenses [Abstract]
Schedule of Financial Income (Expenses)
	Year ended December 31,
	2014	2015	2016

Bank charges	$(63)	$(86)	$(144)
Changes in fair value of warrants to purchase preferred shares	(4,309)	-	-
Exchange rate loss, net	(1,817)	(1,723)	(969)

Total expenses	(6,189)	(1,809)	(1,113)

Interest income	201	330	1,358

Financial income (expenses), net	$(5,988)	$(1,479)	$245